UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  January 16, 2006

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585
(Commission File Number)

22 Cherry Hill Drive Danvers, MA 01923
(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410
(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Election of Director.

On January 16, 2006, ABIOMED, Inc. announced the election of Ronald W. Dollens, retired president and chief executive officer of Guidant Corporation, as a member of its Board of Directors.  Mr. Dollens will serve as a Class I director for the remainder of the Class I term and thereafter if he is re-elected. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statement And Exhibits

(d)                                 Exhibits

99.1                           January 16, 2006 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Daniel J. Sutherby
Daniel.J. Sutherby
Principal Financial Officer

Date:  January 18, 2006